This is a duplicate filing which has been previously filed by Asset Backed Securities Corporation on 1/27/99.



                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                              -------------------


                                   FORM 8-K


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported)                JANUARY 15, 1999


                      ASSET BACKED SECURITIES CORPORATION
            (Exact name of registrant as specified in its charter)



                                   DELAWARE
              --------------------------------------------------
                (State or Other Jurisdiction of Incorporation)




         333-00365                                        13-3354848
----------------------------                ------------------------------------
   Commission File Number                   (I.R.S. Employer Identification No.)



                               11 MADISON AVENUE
                           NEW YORK, NEW YORK 10010
                  ------------------------------------------
                   (Address of principal executive offices)



                                (212) 325-1811
                   ------------------------------------------
                        (Registrant's telephone number)



                                NOT APPLICABLE
        --------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report

ITEM 5.   OTHER EVENTS.


          The Registrant is filing its Servicer's Report and Monthly Noteholder and Certificateholder Statement.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c).  Exhibits.



EXHIBIT NO.         DOCUMENT DESCRIPTION
-----------         --------------------

20.1                Servicer's Report and Monthly Noteholder and
                    Certificateholders Statement, dated as of January 15, 1999.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          ASSET BACKED SECURITIES CORPORATION
                                          -------------------------------------
                                                      (Registrant)


Dated: January 27, 1999                   By:     /s/ Erik A. Falk
                                          -------------------------------------
                                          Name:       Erik A. Falk
                                          Title:      Vice President